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                                                                  EX-99.B16
                                                                  EXHIBIT 24 B16

DELAWARE POOLED TRUST GLOBAL EQUITY PORTFOLIO
TOTAL RETURN PERFORMANCE
INCEPTION
-------------------------------------------------------------------------------
Initial Investment                          $1,000.00
Beginning OFFER                                 $8.50
Initial Shares                                117.647


   Fiscal       Beginning          Dividends         Reinvested      Cumulative
    Year         Shares           for Period           Shares          Shares

-------------------------------------------------------------------------------
    1997         117.647            $0.000             0.000          117.647
-------------------------------------------------------------------------------




Ending Shares                                      117.647
Ending NAV                              x            $8.12
                                            --------------
Investment Return                                  $955.29





Total Return Performance
------------------------
Investment Return                                  $955.29
Less Initial Investment                          $1,000.00
                                            --------------
                                                   ($44.71)/$1,000.00 x 100



Total Return:                                        -4.47%


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DELAWARE POOLED TRUST INTERNATIONAL FIXED INCOME PORTFOLIO
TOTAL RETURN PERFORMANCE
SIX MONTHS
-------------------------------------------------------------------------------

Initial Investment                                       $1,000.00
Beginning OFFER                                             $10.02
Initial Shares                                              99.800


   Fiscal       Beginning          Dividends         Reinvested      Cumulative
    Year         Shares           for Period           Shares          Shares

-------------------------------------------------------------------------------
   1997          99.800             $0.050             0.474          100.274
-------------------------------------------------------------------------------







Ending Shares                                       100.274
Ending NAV                              x            $10.66
                                             --------------
Investment Return                                 $1,068.92





Total Return Performance
------------------------
Investment Return                                 $1,068.92
Less Initial Investment                           $1,000.00
                                             --------------
                                                     $68.92/$1,000.00 x 100



Total Return:                                         6.89%


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DELAWARE GROUP POOLED TRUST EMERGING MARKETS
TOTAL RETURN PERFORMANCE
SIX MONTHS
-------------------------------------------------------------------------------

   Initial Investment                                $1,000.00
   Beginning OFFER                                      $10.11
   Initial Shares                                       98.912


   Fiscal       Beginning          Dividends         Reinvested      Cumulative
    Year         Shares           for Period           Shares          Shares

-------------------------------------------------------------------------------
    1997         98.912             $0.000             0.000           98.912
-------------------------------------------------------------------------------







Ending Shares                                      98.912
Ending NAV                             x            $9.20
                                           --------------
Investment Return                                 $909.99





Total Return Performance
------------------------
Investment Return                                 $909.99
Less Initial Investment                         $1,000.00
                                           --------------
                                                  ($90.01)/$1,000.00 x 100



Total Return:                                      -9.00%


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DELAWARE POOLED TRUST HIGH YIELD BOND PORTFOLIO
TOTAL RETURN PERFORMANCE
SIX MONTHS
-------------------------------------------------------------------------------


Initial Investment                               $1,000.00
Beginning OFFER                                     $10.26
Initial Shares                                      97.466


   Fiscal       Beginning          Dividends         Reinvested      Cumulative
    Year         Shares           for Period           Shares          Shares

-------------------------------------------------------------------------------
    1997         97.466             $0.300             2.717          100.183
-------------------------------------------------------------------------------







Ending Shares                                         100.183
Ending NAV                                x            $11.18
                                               --------------
Investment Return                                   $1,120.05





Total Return Performance
------------------------
Investment Return                                   $1,120.05
Less Initial Investment                             $1,000.00
                                               --------------
                                                      $120.05/$1,000.00 x 100



Total Return:                                          12.01%

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DELAWARE POOLED TRUST HIGH YIELD BOND PORTFOLIO
TOTAL RETURN PERFORMANCE
NINE MONTHS
-------------------------------------------------------------------------------


Initial Investment                               $1,000.00
Beginning OFFER                                     $10.21
Initial Shares                                      97.943


   Fiscal       Beginning          Dividends         Reinvested      Cumulative
    Year         Shares           for Period           Shares          Shares

-------------------------------------------------------------------------------
    1996         97.943             $0.450             4.202          102.145
-------------------------------------------------------------------------------







Ending Shares                                         102.145
Ending NAV                                x            $11.18
                                               --------------
Investment Return                                   $1,141.98





Total Return Performance
------------------------
Investment Return                                   $1,141.98
Less Initial Investment                             $1,000.00
                                               --------------
                                                      $141.98/$1,000.00 x 100



Total Return:                                          14.20%